[LOGO] UBS
       Global Asset Management


       Strategic Global Income Fund, Inc.

       Annual Report

       November 30, 2002

------------------------------------------------------------------
Strategic Global Income Fund, Inc.

Investment Goals:

Primarily, high current income; secondarily, capital appreciation.

Portfolio Manager:

Stuart Waugh
UBS Global Asset Management (US) Inc.

Commencement:

February 3, 1992

NYSE Symbol:

SGL

Dividend Payments:

Monthly
------------------------------------------------------------------

Strategic Global Income Fund, Inc.

January 15, 2003

Dear Shareholder,

We present you with the annual report for the Strategic Global Income Fund, Inc. for the fiscal year ended November 30, 2002.

An Interview with Portfolio Manager Stuart Waugh

Q:    How did the Fund perform during the fiscal year ended November 30, 2002?

A. For the one-year period ended November 30, 2002, the Fund returned 11.95% on a net asset value basis. In comparison, developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI), returned 10.84% on an unhedged basis, and 5.40% on a currency-hedged basis. The difference between the hedged and unhedged returns primarily reflects the U.S. dollar's weakness against the euro over the period. Emerging market debt, as measured by the J.P. Morgan Emerging Market Bond Index--Global (EMBI--G), returned 11.05% over the same period, despite a negative contribution from Brazilian debt. For more on the Fund's performance, including market price returns, please refer to "Performance at a Glance" on page 6.

Q: What were some of the factors that led to the Fund's outperformance versus the WGBI and EMBI--G indexes?

A. The Fund's bias toward U.S. governments, agencies, and investment grade emerging market debt worked well, as these sectors generally outperformed the European and Japanese government bond markets. The Fund also benefited by maintaining its U.K. holdings in very short maturity bonds, as the long end of the U.K. gilt market drastically underperformed most other

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    1

Strategic Global Income Fund, Inc.

      developed government bond markets. Our decision to maintain a substantial (roughly 5%) exposure to Russia enhanced results as well.

Q:    Were there any strategies that didn't work well for the Fund?

A. The Fund's shorter duration detracted from results, as yields generally fell during the period. At the beginning of the fiscal period, the Fund's duration was approximately 5.1 years, and we reduced it by roughly 0.5 years in March 2002. During the second half of the fiscal year, we managed the Fund's duration between roughly 4.5 to 4.8 years. In contrast, the duration of the WGBI varied between 5.5 and 5.7 years for the period.

Q:    What was your currency strategy during the period?

A. Since April, the euro has appreciated strongly against the dollar and now trades above parity. Over this period, the Fund had over 30% exposure to the euro and related currencies. Although this stance was less than the equivalent weight in the WGBI, the Fund benefited in absolute terms from this still substantial position. The Fund's exposure to the Australian and Canadian dollars also proved beneficial. The Japanese yen was relatively flat versus the dollar over the period, and the Fund's lack of exposure to the yen had no meaningful impact on performance.

Q: Could you discuss the global economic environment during the reporting period?

A. For most countries, growth stabilized during the first three quarters of 2002, ending the negative trajectory prevailing worldwide in 2001. However, growth has stabilized at low levels compared to rates of the late 1990s.

      Inflation was more of a mixed bag. In Japan, deflation continued to reign over the economy. European core inflation rose to over 2% from its lower levels in prior years, whereas in the United States, core inflation fell to roughly 2% from its higher levels of recent years.

      For bond valuations, the most important economic influence was the continued easy monetary policy pursued by all three of the world's major central banks. While the Bank of Japan already had rates set at practically zero as the fiscal year began, both the Federal Reserve Board and the European Central Bank lowered lending rates during the period. These moves served to narrow credit spreads and to drive longer-term government bond yields lower.

--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

Strategic Global Income Fund, Inc.

Q: What is your outlook for the global economy and the fixed income markets over the next six to 12 months, and how do you anticipate positioning the Fund given your outlook?

A. In the Fund's semiannual report six months ago, we wrote that it was difficult to identify strong sources of growth in the U.S. economy. We continue to see little pent up demand in the domestic economy. While the Republican Congress will most likely legislate tax cuts in 2003, the economic stimulus from such measures is more likely to occur in 2004 and beyond. What's more, with the prospect of military confrontation in a number of areas in the world, there is not a lot to suggest that investment activity is poised for a strong resurgence soon. It's not surprising that bond yields in developed markets are at or near historic lows.

      In the absence of reforms to its Growth and Stability Pact, we expect Europe will continue to be burdened by fiscal policy constraints. Europe is the only area where there may still remain some latitude for interest rate reductions in the near term. Because of these differences in monetary and fiscal policies between the United States and Europe, we have reoriented some of the Fund's U.S. exposure to European government bonds, and may continue this strategy.

      Japan still awaits policies that can change the trajectory of growth in government debt. In addition, nonperforming loan problems in its banking sector remain unsolved. As of yet, there is no concrete evidence that anyone has a plan to address these issues. Therefore, we foresee little change in the Japanese economy.

      In our last report to shareholders, we also expressed concern about credit developments in Latin America. In particular, we pointed out the challenges in Brazil due to its large level of domestic debt. While the Workers Party won the Presidential election in October, the worst-case scenario of capital flight has not yet occurred. Foreign currency reserves fell in the months prior to the election, but have since stabilized. The International Monetary Fund is offering the country substantial financial incentives to continue the Cardoso government's anti-inflation, high-primary surplus program. Moreover, the new government may surprise everyone and succeed in legislating tax and social security reforms the Cardoso administration never could pass in congress. However, Brazil has an over 80% debt stock/GDP ratio and the government must continue to roll over a substantial amount of this debt frequently. The challenges the new government faces are enormous. In managing the Fund, we have followed a policy of trying to avoid credits where we think there is a

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UBS Global Asset Management                                                    3
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Strategic Global Income Fund, Inc.

      substantial risk of default. We continually monitor developments in Brazil, and if we become convinced the risk of default has substantially diminished, we may strategically allocate a portion of the Fund's assets back into the market. Valuations of emerging market debt of countries that do not show obvious credit vulnerabilities generally trade at historically narrow spreads, and we see little reason to change the Fund's cautious approach to investing in the sector.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS funds,* please contact your financial advisor or visit us at www.ubs.com.

Sincerely,

/s/ Brian M. Storms

President
Strategic Global Income Fund, Inc.
President and Chief Executive Officer
UBS Global Asset Management (US) Inc.

/s/ Stuart Waugh

Stuart Waugh
Portfolio Manager
Strategic Global Income Fund, Inc.
Executive Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. The prospectus contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.

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4                                                    UBS Global Asset Management

Strategic Global Income Fund, Inc.

Portfolio Statistics

Characteristics*                                11/30/02     5/31/02    11/30/01
--------------------------------------------------------------------------------
Net Assets (mm)                                   $221.9      $218.1      $219.0
--------------------------------------------------------------------------------
Weighted Average Maturity                       7.7 yrs.    7.7 yrs.    9.5 yrs.
--------------------------------------------------------------------------------
Weighted Average Duration                       4.5 yrs.    4.4 yrs.    5.1 yrs.
--------------------------------------------------------------------------------

Currency Exposure*                             11/30/02     5/31/02    11/30/01
-------------------------------------------------------------------------------
U.S. Dollar Denominated                            57.7%       52.8%       60.4%
-------------------------------------------------------------------------------
Foreign Denominated                                42.3        47.2        39.6
===============================================================================
Total                                             100.0%      100.0%      100.0%
===============================================================================

Top 10 Countries*    11/30/02                       5/31/02                       11/30/01
-----------------------------------------------------------------------------------------
United States**         11.5%        United States**   20.0%       United States**   24.5%
-----------------------------------------------------------------------------------------
France                   9.3         Germany            7.5        Germany            7.4
-----------------------------------------------------------------------------------------
Mexico                   8.1         France             5.6        France             5.6
-----------------------------------------------------------------------------------------
Germany                  8.0         Russia             5.2        United Kingdom     5.5
-----------------------------------------------------------------------------------------
Netherlands              5.6         Netherlands        5.2        Netherlands        5.2
-----------------------------------------------------------------------------------------
Russia                   5.5         Mexico             5.1        Denmark            4.6
-----------------------------------------------------------------------------------------
Denmark                  5.0         Canada             4.9        Mexico             4.3
-----------------------------------------------------------------------------------------
United Kingdom           4.7         United Kingdom     4.9        Russia             4.1
-----------------------------------------------------------------------------------------
Canada                   4.5         Australia          4.8        Italy              3.8
-----------------------------------------------------------------------------------------
Italy                    4.1         Denmark            4.7        Qatar              2.5
=========================================================================================
Total                   66.3%        Total             67.9%       Total             67.5%
=========================================================================================

Credit Quality*                                11/30/02     5/31/02    11/30/01
-------------------------------------------------------------------------------
A1/P1                                               6.8%       17.2%       18.2%
-------------------------------------------------------------------------------
AAA                                                49.6        41.4        44.3
-------------------------------------------------------------------------------
AA                                                  8.7         8.1         7.0
-------------------------------------------------------------------------------
A                                                   4.3         5.0         9.8
-------------------------------------------------------------------------------
BBB                                                15.1        15.3        10.6
-------------------------------------------------------------------------------
BB                                                 10.3         2.8         3.3
-------------------------------------------------------------------------------
B                                                   2.1         8.3         5.1
-------------------------------------------------------------------------------
Non-Rated                                           0.7         0.8         0.9
-------------------------------------------------------------------------------
Other Assets in Excess of
 Liabilities                                        2.4         1.1         0.8
===============================================================================
Total                                             100.0%      100.0%      100.0%
===============================================================================

 * Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
** Excludes cash, cash equivalents and other assets in excess of liabilities.

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UBS Global Asset Management                                                    5

Strategic Global Income Fund, Inc.

Performance at a Glance

Average Annual Returns for Periods Ended 11/30/02

Net Asset Value Returns*                                  Fund   Lipper Median**
--------------------------------------------------------------------------------
6 Months                                                   6.86%           5.93%
--------------------------------------------------------------------------------
1 Year                                                    11.95           12.00
--------------------------------------------------------------------------------
5 Years                                                    7.00            5.93
--------------------------------------------------------------------------------
10 Years                                                   8.29            6.45
================================================================================

Market Price Returns*
--------------------------------------------------------------------------------
6 Months                                                  13.34%           3.50%
--------------------------------------------------------------------------------
1 Year                                                    24.39           15.48
--------------------------------------------------------------------------------
5 Years                                                   13.02            9.93
--------------------------------------------------------------------------------
10 Years                                                  10.58            6.51
================================================================================

 * Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

** Lipper Global Income Funds Median. Lipper peer group data calculated by
   Lipper; used with permission. The Lipper Median is the return of the Fund that places in the middle of the peer group.

Share Price and Dividend*

                                                11/30/02     5/31/02    11/30/01
--------------------------------------------------------------------------------
Net Asset Value                                   $12.15      $11.95      $11.99
--------------------------------------------------------------------------------
Market Price                                      $12.84      $11.89      $11.40
--------------------------------------------------------------------------------
12-Month Dividend                                $1.1983     $1.1920     $1.2153
--------------------------------------------------------------------------------
Dividend at Period-End                           $0.1017     $0.0989     $0.1013
--------------------------------------------------------------------------------

 * Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

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6                                                    UBS Global Asset Management

Strategic Global Income Fund, Inc.
Portfolio of Investments -- November 30, 2002

Principal
 Amount                                               Maturity             Interest
 (000)*                                                Dates                Rates          Value
----------------------------------------------------------------------------------------------------
Long-Term Debt Securities - 88.24%
----------------------------------------------------------------------------------------------------
Australia - 2.85%
          11,000   New South Wales Treasury Corp.     04/01/04               7.000%      $ 6,322,662
====================================================================================================
Bulgaria - 1.08%
US$        2,225   Republic of Bulgaria (1)           01/15/15               8.250         2,403,000
====================================================================================================
Canada - 4.45%
          15,040   Government of Canada               06/01/04 to            3.500 to
                                                      09/01/06               5.750         9,874,102
====================================================================================================
Denmark - 5.00%
          81,000   Kingdom of Denmark                 11/15/03 to
                                                      08/15/05               5.000        11,091,476
====================================================================================================
Finland - 1.10%
           2,350   Government of Finland              07/04/07               5.000         2,448,415
====================================================================================================
France - 9.26%
          19,815   Republic of France                 07/12/04 to            3.500 to
                                                      04/25/29               5.500        20,540,227
====================================================================================================
Germany - 7.97%
US$        4,700   Deutsche Ausgleich Bank            06/23/05               7.000         5,167,227
----------------------------------------------------------------------------------------------------
          12,550   Federal Republic of Germany        02/17/04 to            3.250 to
                                                      07/04/11               5.000        12,530,204
----------------------------------------------------------------------------------------------------
                                                                                          17,697,431
====================================================================================================
Hungary - 3.37%
          33,800   Republic of Hungary                10/12/04 to            6.250 to
                                                      06/12/07               8.500         7,485,847
====================================================================================================
Ireland - 1.09%
           2,400   Government of Ireland              10/18/07               4.250         2,422,555
====================================================================================================
Italy - 4.10%
           8,252   Republic of Italy                  04/01/04 to            6.500 to
                                                      11/01/27               8.500         9,092,840
====================================================================================================
Malaysia - 2.03%
US$        4,516   Petroliam Nasional Berhad (1)      10/15/26               7.625         4,510,930
====================================================================================================
Mexico - 8.13%
US$        1,563   Mexican Multi-Year Refinance Loan
                   Participation (Salomon Brothers
                   Holding Company, Inc.) (2)(3)      03/20/05               2.413+        1,500,000
----------------------------------------------------------------------------------------------------
          22,000   Mexican Bonos                      07/14/11              10.500         2,137,143
----------------------------------------------------------------------------------------------------
US$        4,081   PEMEX Finance Ltd.                 11/15/03 to            6.125 to
                                                      08/15/17              10.610         4,431,446
----------------------------------------------------------------------------------------------------
US$        1,983   PEMEX Finance Ltd. (3)             02/15/07               8.450         2,135,023
----------------------------------------------------------------------------------------------------
US$        6,960   United Mexican States              03/12/08 to            8.000 to
                                                      05/15/26              11.500         7,828,000
----------------------------------------------------------------------------------------------------
                                                                                          18,031,612
====================================================================================================
Netherlands - 5.60%
          11,817   Government of Netherlands          01/15/04 to            5.500 to
                                                      01/15/28               5.750        12,424,996
====================================================================================================

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    7

Strategic Global Income Fund, Inc.

Portfolio of Investments -- November 30, 2002

Principal
 Amount                                                       Maturity          Interest
 (000)*                                                         Dates            Rates          Value
--------------------------------------------------------------------------------------------------------
Long-Term Debt Securities - (concluded)
--------------------------------------------------------------------------------------------------------
Panama - 3.02%
US$        4,450   Republic of Panama                          04/22/08 to       8.250 to     $4,489,625
                                                               01/16/23          9.375%        2,204,953
--------------------------------------------------------------------------------------------------------
US$        2,864   Republic of Panama, PDI                     07/17/16          2.750+        6,694,578
========================================================================================================
Philippines - 1.79%
US$        2,135   Philippine Long Distance Telephone Co.      05/15/12         11.375         1,904,294
--------------------------------------------------------------------------------------------------------
US$        2,085   Republic of Philippines                     03/12/09          8.375         2,074,575
--------------------------------------------------------------------------------------------------------
                                                                                               3,978,869
========================================================================================================
Poland - 0.91%
US$        2,190   TPSA Finance BV (1)                         12/10/08          7.750         2,026,769
========================================================================================================
Qatar - 1.33%
US$      $ 2,373   State of Qatar (1)                          06/15/30          9.750         2,942,520
========================================================================================================
Russia - 5.52%
US$        3,030   Russian Federation (1)                      07/24/05          8.750         3,272,400
--------------------------------------------------------------------------------------------------------
US$       11,456   Russian Federation (1)                      03/31/30          5.000#        8,979,002
--------------------------------------------------------------------------------------------------------
                                                                                              12,251,402
========================================================================================================
Spain - 3.15%
           6,655   Government of Spain                         07/30/05 to       4.950 to
                                                               01/31/08          6.000         6,993,454
========================================================================================================
Trinidad and Tobago - 2.05%
US$        3,850   Republic of Trinidad & Tobago (1)           10/01/09 to       9.750 to
                                                               07/01/20          9.875         4,545,300
========================================================================================================
United Kingdom - 4.67%
           6,515   United Kingdom Gilt                         06/10/03 to       6.500 to
                                                               12/07/03          8.000        10,369,624
========================================================================================================
United States - 8.80%
           3,500   Federal National Mortgage Association       11/15/30          6.625         3,955,136
--------------------------------------------------------------------------------------------------------
           2,735   Fidelity Investment Co. (1)                 06/15/29          7.570         3,144,771
--------------------------------------------------------------------------------------------------------
          10,883   U.S. Treasury Inflation Index Notes         01/15/10 to       3.875 to
                                                               04/15/29          4.250        12,422,113
--------------------------------------------------------------------------------------------------------
                                                                                              19,522,020
========================================================================================================
Venezuela - 0.97%
US$        1,065   Republic of Venezuela                       08/15/18         13.625           963,825
--------------------------------------------------------------------------------------------------------
US$        1,440   Republic of Venezuela, DCB                  12/18/07          2.875+        1,188,371
--------------------------------------------------------------------------------------------------------
                                                                                               2,152,196
========================================================================================================
Total Long-Term Debt Securities (cost--$185,604,848)                                         195,822,825
========================================================================================================

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8                                                    UBS Global Asset Management

Strategic Global Income Fund, Inc.

Portfolio of Investments -- November 30, 2002

Number of
 Rights                                                         Maturity    Interest
 (000)                                                           Dates        Rates                      Value
----------------------------------------------------------------------------------------------------------------
Rights - 0.01%
----------------------------------------------------------------------------------------------------------------
Mexico - 0.01%
     13,132    United Mexican States Value Recovery
                Rights, Series A-E, Expiration Date
                06/30/03 to 06/30/07 (4)                                                                 $26,315
================================================================================================================
Venezuela - 0.00%
         15    Venezuela Oil Indexed Payment
                Obligations, Expiration Date 04/15/20 (4)                                                      0
----------------------------------------------------------------------------------------------------------------
Total Rights (cost--$0)                                                                                   26,315
================================================================================================================
Principal
 Amount
 (000)*
----------------------------------------------------------------------------------------------------------------
Short-Term Debt Securities - 9.35%
----------------------------------------------------------------------------------------------------------------
United States - 9.35%
        750    Federal Farm Credit Bank,
                Discount Notes                                 12/30/02       1.230%@                    749,231
----------------------------------------------------------------------------------------------------------------
      8,253    Federal Home Loan Mortgage,                     12/10/02 to    1.220 to
                Discount Notes                                 01/07/03       1.240@                   8,245,529
----------------------------------------------------------------------------------------------------------------
      5,681    Federal National Mortgage Association,          12/13/02 to    1.220 to
                Discount Notes                                 12/20/02       1.250@                   5,677,392
----------------------------------------------------------------------------------------------------------------
      6,000    General Motors Acceptance Corp.                 11/10/03       5.750                    6,079,998
----------------------------------------------------------------------------------------------------------------
Total Short-Term Debt Securities (cost--$20,667,625)                                                  20,752,150
================================================================================================================
Number of
 Shares
  (000)
----------------------------------------------------------------------------------------------------------------
Money Market Fund - 0.00%
----------------------------------------------------------------------------------------------------------------
          6    JP Morgan U.S. Government Money
                Market Fund (cost--$5,872)                     12/02/02       1.090++                      5,872
================================================================================================================
Total Investments (cost--$206,278,345)--97.60%                                                       216,607,162
----------------------------------------------------------------------------------------------------------------
Other assets in excess of liabilities--2.40%                                                           5,321,073
----------------------------------------------------------------------------------------------------------------
Net Assets--100%                                                                                    $221,928,235
================================================================================================================

Note: The Portfolio of Investments is listed by the issuer's country of origin.

*   In local currency unless otherwise indicated.
+   Reflects rate at November 30, 2002 on variable coupon rate instruments.
++  Interest rate shown reflects yield at November 30, 2002.
#   Reflects rate at November 30, 2002 on step coupon rate instruments.
@   Interest rate reflects yield to maturity at date of purchase.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Participation interest was acquired through the financial institution indicated parenthetically.
(3) IIIiquid securities represent 1.64% of net assets.
(4) Rights do not currently accrue income. Periodic income, if any, will vary based on several factors including oil exports, prices and inflation.
DCB Debt Conversion Bond.
PDI Past Due Interest Bond.
US$ United States Dollars.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                    9

Strategic Global Income Fund, Inc.

Portfolio of Investments -- November 30, 2002

Forward Foreign Currency Contracts

         Contracts to                             Maturity           Unrealized
           Deliver       In Exchange for           Dates            Depreciation
--------------------------------------------------------------------------------
Euro     18,145,506       US$17,821,260           12/06/02 to
                                                  01/02/03           $(188,262)
================================================================================

----------
Currency Type Abbreviations:
US$ - United States Dollars

Investments By Type of Issuer

                                                        Percentage of Net Assets
                                                        ------------------------
                                                        Long-Term    Short-Term
--------------------------------------------------------------------------------
Government and other public issuers                         79.44%           --
--------------------------------------------------------------------------------
U.S. Agency Obligations                                      1.78          6.61%
--------------------------------------------------------------------------------
Financial Services                                           6.16          2.74
--------------------------------------------------------------------------------
Telephone Services                                           0.86            --
--------------------------------------------------------------------------------
Rights                                                       0.01            --
--------------------------------------------------------------------------------
Money Market Fund                                              --            --
--------------------------------------------------------------------------------
                                                            88.25%         9.35%
================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Statement of Assets and Liabilities -- November 30, 2002

Assets
Investments in securities, at value (cost--$206,278,345)                                 $216,607,162
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                             4,241,300
-----------------------------------------------------------------------------------------------------
Interest receivable                                                                         3,830,387
-----------------------------------------------------------------------------------------------------
Other assets                                                                                    2,848
-----------------------------------------------------------------------------------------------------
Total assets                                                                              224,681,697
-----------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                           2,205,500
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency contracts                                 188,262
-----------------------------------------------------------------------------------------------------
Payable to investment advisor and administrator                                               183,747
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                        175,953
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                           2,753,462
-----------------------------------------------------------------------------------------------------
Net Assets
Capital Stock - $0.001 par value; 100,000,000 shares authorized;
 18,258,828 shares issued and outstanding                                                 212,555,514
-----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                             (820,152)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, other assets and liabilities and forward
 foreign currency contracts                                                                10,192,873
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $221,928,235
=====================================================================================================
Net asset value per share                                                                      $12.15
=====================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   11

Strategic Global Income Fund, Inc.

Statement of Operations

                                                                         For the
                                                                       Year Ended
                                                                   November 30, 2002
------------------------------------------------------------------------------------
Investment income:
Interest (net of $578 foreign withholding tax)                         $12,159,700
----------------------------------------------------------------------------------
Expenses:
Investment advisory and administration fees                              2,189,883
----------------------------------------------------------------------------------
Custody and accounting                                                     175,172
----------------------------------------------------------------------------------
Reports and notices to shareholders                                         74,657
----------------------------------------------------------------------------------
Professional fees                                                           70,119
----------------------------------------------------------------------------------
Transfer agency fees                                                        19,323
----------------------------------------------------------------------------------
Directors' fees                                                             10,281
----------------------------------------------------------------------------------
Other expenses                                                              41,340
----------------------------------------------------------------------------------
                                                                         2,580,775
----------------------------------------------------------------------------------
Net investment income                                                    9,578,925
----------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
Net realized gains from:
 Investment transactions                                                 5,091,061
----------------------------------------------------------------------------------
 Foreign currency transactions                                             247,701
----------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
 Investments                                                            10,200,878
----------------------------------------------------------------------------------
 Other assets, liabilities and forward foreign currency contracts         (272,772)
----------------------------------------------------------------------------------
Net realized and unrealized gains from investment activities            15,266,868
----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   $24,845,793
==================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Statement of Changes in Net Assets

                                                                         For the Years Ended
                                                                             November 30,
                                                                   ------------------------------
                                                                        2002             2001
-------------------------------------------------------------------------------------------------
From operations:
Net investment income                                                 $9,578,925      $13,158,847
-------------------------------------------------------------------------------------------------
Net realized gains from investment transactions                        5,091,061          109,183
-------------------------------------------------------------------------------------------------
Net realized gains (losses) from foreign currency transactions           247,701       (3,857,809)
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
 Investments                                                          10,200,878       12,877,507
-------------------------------------------------------------------------------------------------
 Other assets, liabilities and forward foreign currency
  contracts                                                             (272,772)         885,514
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  24,845,793       23,173,242
-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
Net investment income                                                (10,466,754)     (10,031,874)
-------------------------------------------------------------------------------------------------
Net realized gains                                                    (4,066,103)              --
-------------------------------------------------------------------------------------------------
Paid-in-capital                                                       (7,346,696)     (12,130,302)
-------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                    (21,879,553)     (22,162,176)
-------------------------------------------------------------------------------------------------
Capital stock transactions:
Cost of shares repurchased                                                    --       (1,722,778)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  2,966,240         (711,712)
-------------------------------------------------------------------------------------------------
Net Assets:
Beginning of year                                                    218,961,995      219,673,707
-------------------------------------------------------------------------------------------------
End of year                                                         $221,928,235     $218,961,995
=================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

Strategic Global Income Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

Strategic Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund's primary objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Notes to Financial Statements

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

Repurchase Agreements--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the Fund's fiscal year; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal year, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

Strategic Global Income Fund, Inc.

Notes to Financial Statements

to U.S. federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Change in Accounting Principle

As required, effective as of December 1, 2001, the Fund has adopted the provi-sions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, and began amortizing pre-miums on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities.

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Notes to Financial Statements

The cumulative effect of this accounting change resulted in a $129,733 decrease in the cost of investments and a corresponding $129,733 increase in net unrealized appreciation of investments, other assets and liabilities and forward foreign currency contracts, based on investments owned by the Fund on December 1, 2001.

The effect of this change for the year ended November 30, 2002 was to decrease net investment income by $982,648, increase net unrealized appreciation of investments, other assets and liabilities and forward foreign currency contracts by $875,181, and increase net realized gain from investment transactions by $107,467. The statement of changes in net assets and financial highlights for prior years have not been restated to reflect the change in accounting principle.

Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.

Investment Advisor and Administrator

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets.

Securities Lending

The Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation,

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

Strategic Global Income Fund, Inc.

Notes to Financial Statements

which is included in interest income, for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. During the year ended November 30, 2002, the Fund did not lend securities.

Capital Stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2002. For the year ended November 30, 2002, the Fund did not repurchase any shares of common stock. For the year ended November 30, 2001, the Fund repurchased 163,900 shares of its common stock at an average market price per share of $10.45 and a weighted average discount from net asset value of 13.33%.

For the period September 17, 1998 (commencement of repurchase program) through November 30, 2002, the Fund repurchased 3,148,300 shares of common stock at an average market price per share of $10.74 and a weighted average discount from net asset value of 12.54%. At November 30, 2002, paid-in-capital has been reduced by the cost of $34,013,476 of capital stock repurchased.

Federal Tax Status

For federal income tax purposes, at November 30, 2002, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)     $12,661,464
------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)     (3,337,561)
------------------------------------------------------------------------------------
Net unrealized appreciation of investments                               $9,323,903
====================================================================================

For the year ended November 30, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $107,225,842 and $95,581,016, respectively.

----------
* UBS PaineWebber is a service mark of UBS AG.

--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Notes to Financial Statements

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

Distributions paid from:                                  2002          2001
-------------------------------------------------------------------------------
Ordinary income                                       $10,466,754   $10,031,874
-------------------------------------------------------------------------------
Capital gains                                           4,066,103            --
-------------------------------------------------------------------------------
Return of capital                                       7,346,696    12,130,302
-------------------------------------------------------------------------------
Total                                                 $21,879,553   $22,162,176
===============================================================================

At November 30, 2002, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation                                               $9,372,721
--------------------------------------------------------------------------------
Total accumulated earnings                                            $9,372,721
================================================================================

The differences between book-basis and tax-basis unrealized appreciation is attributable to premium amortization adjustments and recognition for tax purposes of unrealized losses on certain fund investments.

During the current fiscal year, the Fund utilized a net capital loss carryforward of $602,630 as a reduction to net realized capital gains.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2002, distributions in excess of net investment income were decreased by $11,767,967, accumulated net realized gain from investment transactions was decreased by $4,421,272 and capital stock was decreased by $7,346,695. These reclassifications do not impact the net assets of the Fund.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

Strategic Global Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding thoughout each period is presented below:

                                                                              For the Years Ended November 30,
                                                          -------------------------------------------------------------------------
                                                            2002+           2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $11.99          $11.92          $12.56          $13.55          $14.03
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          0.52            0.72          0.85 @          0.81 @            0.94
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
 investment and foreign currency transactions                  0.83            0.55         (0.41)@         (0.89)@           (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             1.35            1.27            0.44           (0.08)           0.92
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                          (0.57)          (0.55)          (0.29)          (0.48)          (0.87)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains from investment
 and foreign currency transactions                            (0.22)             --              --              --           (0.49)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from paid-in-capital                            (0.40)          (0.66)          (0.84)          (0.56)          (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 --              --           (0.08)             --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders             (1.19)          (1.21)          (1.21)          (1.04)          (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value resulting from
 repurchase of common stock                                      --            0.01            0.13            0.13            0.02
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $12.15          $11.99          $11.92          $12.56          $13.55
-----------------------------------------------------------------------------------------------------------------------------------
Market value, end of year                                    $12.84          $11.40          $10.13          $10.00          $11.75
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   24.39%          25.34%          13.75%          (6.41)%         10.66%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of year (000's)                            $221,928        $218,962        $219,674        $247,915        $286,495
-----------------------------------------------------------------------------------------------------------------------------------
Expenses to average net assets                                 1.18%           1.19%           1.19%           1.17%           1.16%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income to average net assets                    4.37%           5.94%           6.89%           6.21%           6.82%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                               51%             29%             53%             58%            120%
===================================================================================================================================

@   Calculated using average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.
+ As required, effective as of December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premiums on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains from investment and foreign currency activities per share by $0.06, and decrease the ratio of net investment income to average net assets from 4.82% to 4.37%. Per share ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the securities owned as of November 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Global Income Fund, Inc. at November 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP

New York, New York
January 14, 2003

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

Strategic Global Income Fund, Inc.

General Information (unaudited)

The Fund

Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $72.5 billion in assets under management as of December 31, 2002.

Shareholder Information

The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.

Dividend Reinvestment Plan

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or

--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

General Information (unaudited)

lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

Distribution Policy

Effective January 2000, the Board revised the Fund's managed distribution policy to make regular monthly distributions at an annualized rate equal to 10% of the Fund's net asset value, as determined as of the last trading day during the first week of the month (usually a Friday, unless the NYSE is closed that Friday). Prior to January 2000, the Fund's managed distribution was 8% of the Fund's net asset value as determined as of the last trading day during the first week of the month. Prior to May 13, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute the excess near the end of the fiscal year. If the aggregate

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

Strategic Global Income Fund, Inc.

General Information (unaudited)

amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

                     [This page intentionally left blank.]

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund's Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647-1568.

Interested Directors

                                              Term of
                                            Office+ and
                               Position(s)   Length of
        Name, Address,          Held with      Time            Principal Occupation(s)
           and Age                 Fund       Served             During Past 5 Years
---------------------------------------------------------------------------------------------
Margo N. Alexander*++; 55        Director   Since 1996   Mrs. Alexander is an executive vice
                                                         president of UBS PaineWebber (since
                                                         March 1984). She was chief
                                                         executive officer of UBS Global AM
                                                         from January 1995 to October 2000,
                                                         a director (from January 1995 to
                                                         September 2001) and chairman (from
                                                         March 1999 to September 2001).

E. Garrett Bewkes, Jr.**++;      Director   Since 1992   Mr. Bewkes serves as a consultant to
76                                 and                   UBS PaineWebber (since May 1999).
                                 Chairman                Prior to November 2000, he was a
                                  of the                 director of Paine Webber Group Inc.
                                 Board of                ("PW Group," formerly the holding
                                Directors                company of UBS PaineWebber and
                                                         UBS Global AM) and prior to 1996,
                                                         he was a consultant to PW Group.
                                                         Prior to 1988, he was chairman of
                                                         the board, president and chief
                                                         executive officer of American
                                                         Bakeries Company.

--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

                    Number of
            Portfolios in Fund Complex                           Other Directorships
               Overseen by Director                               Held by Director
------------------------------------------------------------------------------------------------
 Mrs. Alexander is a director or trustee            None
 of 20 investment companies (consisting
 of 41 portfolios) for which UBS Global
 AM or one of its affiliates serves as
 investment advisor, sub-advisor or manager.

 Mr. Bewkes is a director or trustee of 34          Mr. Bewkes is also a director of Interstate
 investment companies (consisting of 55             Bakeries Corporation.
 portfolios) for which UBS Global AM or one
 of its affiliates serves as investment advisor,
 sub-advisor or manager.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Independent Directors

                                            Term of
                                          Office+ and
                            Position(s)    Length of
      Name, Address,         Held with       Time            Principal Occupation(s)
          and Age               Fund        Served             During Past 5 Years
---------------------------------------------------------------------------------------------
Richard Q. Armstrong; 67      Director   Since 1996   Mr. Armstrong is chairman and
R.Q.A. Enterprises                                    principal of R.Q.A. Enterprises
One Old Church Road -                                 (management consulting firm)
Unit # 6                                              (since April 1991 and principal
Greenwich, CT 06830                                   occupation since March 1995). Mr.
                                                      Armstrong was chairman of the
                                                      board, chief executive officer and
                                                      co-owner of Adirondack Beverages
                                                      (producer and distributor of soft
                                                      drinks and sparkling/still waters)
                                                      (October 1993-March 1995). He
                                                      was a partner of The New England
                                                      Consulting Group (management
                                                      consulting firm) (December
                                                      1992-September 1993). He was
                                                      managing director of LVMH U.S.
                                                      Corporation (U.S. subsidiary of the
                                                      French luxury goods conglomerate,
                                                      Louis Vuitton Moet Hennessey
                                                      Corporation) (1987-1991) and
                                                      chairman of its wine and spirits
                                                      subsidiary, Schieffelin & Somerset
                                                      Company (1987-1991).

David J. Beaubien; 68         Director   Since 2001   Mr. Beaubien is chairman of
101 Industrial Road                                   Yankee Environmental Systems,
Turners Falls, MA 01376                               Inc., a manufacturer of
                                                      meteorological measuring systems.
                                                      Prior to January 1991, he was
                                                      senior vice president of EG&G, Inc.,
                                                      a company which makes and
                                                      provides a variety of scientific and
                                                      technically oriented products and
                                                      services. From 1985 to January
                                                      1995, Mr. Beaubien served as a
                                                      director or trustee on the boards of
                                                      the Kidder, Peabody & Co.
                                                      Incorporated mutual funds.

--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

                     Number of
            Portfolios in Fund Complex                            Other Directorships
               Overseen by Director                                Held by Director
------------------------------------------------------------------------------------------------
 Mr. Armstrong is a director or trustee of 20        Mr. Armstrong is also a director of AlFresh
 investment companies (consisting of 41              Beverages Canada, Inc. (a Canadian
 portfolios) for which UBS Global AM or one          Beverage subsidiary of AlFresh Foods Inc.)
 of its affiliates serves as investment advisor,     (since October 2000).
 sub-advisor or manager.

 Mr. Beaubien is a director or trustee of 20         Mr. Beaubien is also a director of IEC
 investment companies (consisting of 41              Electronics, Inc., a manufacturer of
 portfolios) for which UBS Global AM or one          electronic assemblies.
 of its affiliates serves as investment advisor,
 sub-advisor or manager.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 29

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Independent Directors (continued)

                                                 Term of
                                               Office+ and
                                 Position(s)    Length of
         Name, Address,           Held with       Time             Principal Occupation(s)
            and Age                  Fund        Served              During Past 5 Years
---------------------------------------------------------------------------------------------
Richard R. Burt; 55                Director   Since 1996   Mr. Burt is chairman of Diligence
1275 Pennsylvania Ave., N.W.                               LLC (international information and
Washington, D.C. 20004                                     security firm) and IEP Advisors
                                                           (international investments and
                                                           consulting firm). He was the chief
                                                           negotiator in the Strategic Arms
                                                           Reduction Talks with the former
                                                           Soviet Union (1989-1991) and the
                                                           U.S. Ambassador to the Federal
                                                           Republic of Germany (1985-1989).
                                                           From 1991-1994, he served as a
                                                           partner of McKinsey & Company
                                                           (management consulting firm).

Meyer Feldberg; 60                 Director   Since 1992   Mr. Feldberg is Dean and Professor
Columbia University                                        of Management of the Graduate
101 Uris Hall                                              School of Business, Columbia
New York, New York 10027                                   University. Prior to 1989, he was
                                                           president of the Illinois Institute of
                                                           Technology.

George W. Gowen; 73                Director   Since 1992   Mr. Gowen is a partner in the law
666 Third Avenue                                           firm of Dunnington, Bartholow &
New York, New York 10017                                   Miller. Prior to May 1994, he was a
                                                           partner in the law firm of Fryer,
                                                           Ross & Gowen.

William W. Hewitt, Jr.***; 74      Director   Since 2001   Mr. Hewitt is retired. From 1990 to
c/o UBS Global Asset                                       January 1995, Mr. Hewitt served as
Management (US) Inc.                                       a director or trustee on the boards
51 West 52nd Street                                        of the Kidder, Peabody & Co.
New York, New York                                         Incorporated mutual funds. From
10019-6114                                                 1986-1988, he was an executive
                                                           vice president and director of mutual
                                                           funds, insurance and trust services of
                                                           Shearson Lehman Brothers Inc. From
                                                           1976-1986, he was president of
                                                           Merrill Lynch Funds Distributor, Inc.

--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

                     Number of
            Portfolios in Fund Complex                             Other Directorships
               Overseen by Director                                 Held by Director
--------------------------------------------------------------------------------------------------
 Mr. Burt is a director or trustee of 20             Mr. Burt is also a director of Hollinger
 investment companies (consisting of 41              International, Inc. (publishing), The Central
 portfolios) for which UBS Global AM or one          European Fund, Inc., The Germany Fund,
 of its affiliates serves as investment advisor,     Inc., IGT, Inc. (provides technology to
 sub-advisor or manager.                             gaming and wagering industry) (since July
                                                     1999) and chairman of Weirton Steel
                                                     Corp. (makes and finishes steel products)
                                                     (since April 1996). He is also a director or
                                                     trustee of funds in the Scudder Mutual
                                                     Funds Family (consisting of 47 portfolios).

 Dean Feldberg is a director or trustee of 34        Dean Feldberg is also a director of
 investment companies (consisting of 55              Primedia Inc. (publishing), Federated
 portfolios) for which UBS Global AM or one          Department Stores, Inc. (operator of
 of its affiliates serves as investment advisor,     department stores), Revlon, Inc.
 sub-advisor or manager.                             (cosmetics) and Select Medical Inc.
                                                     (healthcare services) and SAPPI, Ltd.
                                                     (producer of paper).

 Mr. Gowen is a director or trustee of 34            None
 investment companies (consisting of 55
 portfolios) for which UBS Global AM or one
 of its affiliates serves as investment advisor,
 sub-advisor or manager.

 Mr. Hewitt is a director or trustee of 20           Mr. Hewitt is also a director or trustee of
 investment companies (consisting of 41              the Guardian Life Insurance Company
 portfolios) for which UBS Global AM or one          Mutual Funds (consisting of 19 portfolios).
 of its affiliates serves as investment advisor,
 sub-advisor or manager.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Independent Directors (continued)

                                             Term of
                                           Office+ and
                             Position(s)    Length of
       Name, Address,         Held with       Time              Principal Occupation(s)
          and Age                Fund        Served               During Past 5 Years
-----------------------------------------------------------------------------------------------
Morton L. Janklow; 72          Director   Since 2001   Mr. Janklow is senior partner of
445 Park Avenue                                        Janklow & Nesbit Associates, an
New York, New York 10022                               international literary agency
                                                       representing leading authors in
                                                       their relationships with publishers
                                                       and motion picture, television and
                                                       multi-media companies, and of
                                                       counsel to the law firm of Janklow
                                                       & Ashley.

Frederic V. Malek; 66          Director   Since 1992   Mr. Malek is chairman of Thayer
1455 Pennsylvania Avenue,                              Capital Partners (merchant bank)
N.W.                                                   and chairman of Thayer Hotel
Suite 350                                              Investors III, Thayer Hotel Investors II
Washington, D.C. 20004                                 and Lodging Opportunities Fund
                                                       (hotel investment partnerships). From
                                                       January 1992 to November 1992, he
                                                       was campaign manager of Bush-
                                                       Quayle '92. From 1990 to 1992, he
                                                       was vice chairman and, from 1989
                                                       to 1990, he was president of
                                                       Northwest Airlines Inc. and NWA
                                                       Inc. (holding company of Northwest
                                                       Airlines Inc.). Prior to 1989, he was
                                                       employed by the Marriott Corporation
                                                       (hotels, restaurants, airline catering
                                                       and contract feeding), where he most
                                                       recently was an executive vice
                                                       president and president of Marriott
                                                       Hotels and Resorts.

--------------------------------------------------------------------------------
32                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

                     Number of
            Portfolios in Fund Complex                             Other Directorships
               Overseen by Director                                 Held by Director
-------------------------------------------------------------------------------------------------
 Mr. Janklow is a director or trustee of 20          None
 investment companies (consisting of 41
 portfolios) for which UBS Global AM or one
 of its affiliates serves as investment advisor,
 sub-advisor or manager.

 Mr. Malek is a director or trustee of 20            Mr. Malek is also a director of Aegis
 investment companies (consisting of 41              Communications, Inc. (tele-services),
 portfolios) for which UBS Global AM or one          American Management Systems, Inc.
 of its affiliates serves as investment advisor,     (management consulting and computer
 sub-advisor or manager.                             related services), Automatic Data Processing,
                                                     Inc. (computing services), CB Richard Ellis,
                                                     Inc. (real estate services), FPL Group, Inc.
                                                     (electric services), Manor Care, Inc. (health
                                                     care), and Northwest Airlines Inc.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 33

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Independent Directors (concluded)

                                              Term of
                                            Office+ and
                              Position(s)    Length of
       Name, Address,          Held with       Time             Principal Occupation(s)
           and Age                Fund        Served              During Past 5 Years
----------------------------------------------------------------------------------------------
Carl W. Schafer; 67             Director   Since 1996   Mr. Schafer is president of the
66 Witherspoon Street                                   Atlantic Foundation (charitable
#1100                                                   foundation). Prior to January 1993,
Princeton, NJ 08542                                     he was chairman of the Investment
                                                        Advisory Committee of the Howard
                                                        Hughes Medical Institute.

William D. White; 69            Director   Since 2001   Mr. White is retired. From February
P.O. Box 199                                            1989 through March 1994, he was
Upper Black Eddy, PA 18972                              president of the National League of
                                                        Professional Baseball Clubs. Prior to
                                                        1989, he was a television
                                                        sportscaster for WPIX-TV, New York.
                                                        Mr. White served on the Board of
                                                        Directors of Centel from 1989 to
                                                        1993 and until recently on the board
                                                        of directors of Jefferson Banks
                                                        Incorporated, Philadelphia, PA.

--------------------------------------------------------------------------------
34                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

                     Number of
            Portfolios in Fund Complex                            Other Directorships
               Overseen by Director                                Held by Director
-------------------------------------------------------------------------------------------------
 Mr. Schafer is a director or trustee of 20          Mr. Schafer is also a director of Labor
 investment companies (consisting of 41              Ready, Inc. (temporary employment),
 portfolios) for which UBS Global AM or one          Roadway Corp. (trucking), Guardian Life
 of its affiliates serves as investment advisor,     Insurance Company Mutual Funds
 sub-advisor or manager.                             (consisting of 19 portfolios), the Harding,
                                                     Loevner Funds (consisting of four
                                                     portfolios), E.I.I. Realty Securities Trust
                                                     (investment company) and Frontier Oil
                                                     Corporation.

 Mr. White is a director or trustee of 20            None
 investment companies (consisting of 41
 portfolios) for which UBS Global AM or one
 of its affiliates serves as investment advisor,
 sub-advisor or manager.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   35

Strategic Global Income Fund, Inc.
Supplemental Information (unaudited)
Officers

                                               Term of       Principal Occupation(s) During
                                             Office+ and        Past 5 Years; Number of
                          Position(s) Held    Length of      Portfolios in Fund Complex for
Name, Address, and Age      with the Fund    Time Served     Which Person Serves as Officer
---------------------------------------------------------------------------------------------
 Thomas Disbrow**; 36    Vice President     Since 2000    Mr. Disbrow is a director and a
                         and Assistant                    senior manager of the mutual
                         Treasurer                        fund finance department of
                                                          UBS Global AM. Prior to
                                                          November 1999, he was a vice
                                                          president of Zweig/Glaser
                                                          Advisers. Mr. Disbrow is a vice
                                                          president and assistant
                                                          treasurer of 20 investment
                                                          companies (consisting of 41
                                                          portfolios) and assistant
                                                          treasurer of one investment
                                                          company (consisting of two
                                                          portfolios) for which UBS
                                                          Global AM or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or
                                                          manager.

 Amy R. Doberman**; 40   Vice President     Since 2000    Ms. Doberman is a managing
                         and Secretary                    director and general counsel of
                                                          UBS Global AM. From December
                                                          1997 through July 2000, she
                                                          was general counsel of Aeltus
                                                          Investment Management, Inc.
                                                          Prior to working at Aeltus,
                                                          Ms. Doberman was assistant
                                                          chief counsel of the SEC's
                                                          Division of Investment
                                                          Management. Ms. Doberman
                                                          is vice president and assistant
                                                          secretary of UBS Supplementary
                                                          Trust and four investment
                                                          companies (consisting of 42
                                                          portfolios) and vice president
                                                          and secretary of 20 investment
                                                          companies (consisting of 41
                                                          portfolios) for which UBS Global
                                                          AM or one of its affiliates serves
                                                          as investment advisor,
                                                          sub-advisor or manager.

--------------------------------------------------------------------------------
36                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Officers (continued)

                                                Term of      Principal Occupation(s) During
                                              Office+ and        Past 5 Years; Number of
                           Position(s) Held    Length of     Portfolios in Fund Complex for
Name, Address, and Age       with the Fund    Time Served    Which Person Serves as Officer
---------------------------------------------------------------------------------------------
 David M. Goldenberg**;   Vice President     Since 2002    Mr. Goldenberg is an executive
 36                       and Assistant                    director and deputy general
                          Secretary                        counsel of UBS Global AM.
                                                           From 2000-2002 he was
                                                           director, legal affairs at Lazard
                                                           Asset Management. Mr.
                                                           Goldenberg was global
                                                           director of compliance for SSB
                                                           Citi Asset Management Group
                                                           from 1998-2000. He was
                                                           associate general counsel at
                                                           Smith Barney Asset
                                                           Management from
                                                           1996-1998. Prior to working
                                                           at Smith Barney Asset
                                                           Management, Mr. Goldenberg
                                                           was branch chief and senior
                                                           counsel in the SEC's Division of
                                                           Investment Management. Mr.
                                                           Goldenberg is vice president
                                                           and secretary of UBS
                                                           Supplementary Trust and four
                                                           investment companies
                                                           (consisting of 42 portfolios)
                                                           and a vice president and
                                                           assistant secretary of 20
                                                           investment companies
                                                           (consisting of 41 portfolios) for
                                                           which UBS Global AM or one
                                                           of its affiliates serves as
                                                           investment advisor, sub-advisor
                                                           or manager.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   37

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Officers (continued)

                                                Term of     Principal Occupation(s) During
                                              Office+ and       Past 5 Years; Number of
                           Position(s) Held    Length of    Portfolios in Fund Complex for
Name, Address, and Age       with the Fund    Time Served   Which Person Serves as Officer
-------------------------------------------------------------------------------------------
 Kevin J. Mahoney**; 37   Vice President     Since 1999    Mr. Mahoney is a director and
                          and Assistant                    a senior manager of the
                          Treasurer                        mutual fund finance
                                                           department of UBS Global
                                                           AM. Prior to April 1999, he
                                                           was the manager of the
                                                           mutual fund internal control
                                                           group of Salomon Smith
                                                           Barney. Mr. Mahoney is a vice
                                                           president and assistant
                                                           treasurer of 20 investment
                                                           companies (consisting of 41
                                                           portfolios) for which UBS
                                                           Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or
                                                           manager.

 John Penicook+++; 44     Vice President     Since 2002    Mr. Penicook is a managing
                                                           director and global head of
                                                           fixed income of UBS Global
                                                           Asset Management (Americas)
                                                           Inc. ("UBS Global AM
                                                           (Americas)") and UBS Global
                                                           AM. Mr. Penicook is a vice
                                                           president of three investment
                                                           companies (consisting of three
                                                           portfolios) for which UBS
                                                           Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or
                                                           manager.

--------------------------------------------------------------------------------
38                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Officers (continued)

                                                Term of      Principal Occupation(s) During
                                              Office+ and       Past 5 Years; Number of
                           Position(s) Held    Length of     Portfolios in Fund Complex for
Name, Address, and Age       with the Fund    Time Served    Which Person Serves as Officer
--------------------------------------------------------------------------------------------
 Paul H. Schubert**; 40   Vice President     Since 1994    Mr. Schubert is an executive
                          and Treasurer                    director and head of the
                                                           mutual fund finance
                                                           department of UBS Global
                                                           AM. Mr. Schubert is treasurer
                                                           and principal accounting
                                                           officer of UBS Supplementary
                                                           Trust and of two investment
                                                           companies (consisting of 38
                                                           portfolios), a vice president
                                                           and treasurer of 20 investment
                                                           companies (consisting of 41
                                                           portfolios), treasurer and chief
                                                           financial officer of one
                                                           investment company
                                                           (consisting of two portfolios)
                                                           and treasurer of one
                                                           investment company
                                                           (consisting of two portfolios)
                                                           for which UBS Global AM or
                                                           one of its affiliates serves as
                                                           investment advisor, sub-advisor
                                                           or manager.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 39

Strategic Global Income Fund, Inc.
Supplemental Information (unaudited)
Officers (continued)

                                               Term of       Principal Occupation(s) During
                                             Office+ and         Past 5 Years; Number of
                          Position(s) Held    Length of      Portfolios in Fund Complex for
Name, Address, and Age      with the Fund    Time Served     Which Person Serves as Officer
----------------------------------------------------------------------------------------------
 Brian M. Storms**; 48   President          Since 2000    Mr. Storms is chief executive
                                                          officer (since July 2002) director
                                                          and president of UBS Global
                                                          AM (since March 1999). He is
                                                          also chief executive officer (since
                                                          July 2002), a member of the
                                                          board of directors and president
                                                          of UBS Global AM (Americas)
                                                          and UBS Global Asset
                                                          Management (New York) Inc.
                                                          ("UBS Global AM (New York)")
                                                          (since October 2001). Mr. Storms
                                                          was chief executive officer of
                                                          UBS Global AM from October
                                                          2000 to September 2001 and
                                                          chief operating officer
                                                          (2001-2002). He was chief
                                                          operating officer of UBS Global
                                                          AM (Americas) and UBS Global
                                                          AM (New York) from September
                                                          2001 to July 2002. He was a
                                                          director or trustee of several
                                                          investment companies in the
                                                          UBS Family of Funds (1999-2001).
                                                          He was president of Prudential
                                                          Investments (1996-1999). Prior
                                                          to joining Prudential
                                                          Investments he was a managing
                                                          director at Fidelity Investments.
                                                          Mr. Storms is president and
                                                          trustee of UBS Supplementary
                                                          Trust and of three investment
                                                          companies (consisting of 40
                                                          portfolios) and president of 20
                                                          investment companies
                                                          (consisting of 41 portfolios) and
                                                          trustee and chairman of one
                                                          investment company (consisting
                                                          of two portfolios) for which UBS
                                                          Global AM or one of its
                                                          affiliates serves as investment
                                                          advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
40                                                   UBS Global Asset Management

Strategic Global Income Fund, Inc.

Supplemental Information (unaudited)

Officers (concluded)

                                               Term of      Principal Occupation(s) During
                                             Office+ and        Past 5 Years; Number of
                          Position(s) Held    Length of     Portfolios in Fund Complex for
Name, Address, and Age      with the Fund    Time Served    Which Person Serves as Officer
--------------------------------------------------------------------------------------------
 Stuart Waugh**; 47      Vice President     Since 1992    Mr. Waugh is an executive
                                                          director and a portfolio
                                                          manager of UBS Global AM
                                                          responsible for global fixed
                                                          income investments and
                                                          currency trading. Mr. Waugh is
                                                          a vice president of two
                                                          investment companies
                                                          (consisting of two portfolios)
                                                          for which UBS Global AM or
                                                          one of its affiliates serves as
                                                          investment advisor, sub-advisor
                                                          or manager.

 Keith A. Weller**; 41   Vice President     Since 1995    Mr. Weller is a director and
                         and Assistant                    senior associate general
                         Secretary                        counsel of UBS Global AM.
                                                          Mr. Weller is a vice president
                                                          and assistant secretary of 20
                                                          investment companies
                                                          (consisting of 41 portfolios) for
                                                          which UBS Global AM or one
                                                          of its affiliates serves as
                                                          investment advisor, sub-advisor
                                                          or manager.

----------
  * This person's business address is 1285 Avenue of the Americas, New York, New York 10019-5028.
 ** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
***  Address for mailing purposes only.
  + Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.
 ++ Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.
+++  This person's business address is One North Wacker Drive, Chicago, IL
     60606.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   41

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Directors

E. Garrett Bewkes, Jr.             George W. Gowen
Chairman
                                   William W. Hewitt, Jr.
Margo N. Alexander
                                   Morton L. Janklow
Richard Q. Armstrong
                                   Frederic V. Malek
David J. Beaubien
                                   Carl W. Schafer
Richard R. Burt
                                   William D. White
Meyer Feldberg

Principal Officers

Brian M. Storms                    Paul H. Schubert
President                          Vice President and Treasurer

Amy R. Doberman                    Stuart Waugh
Vice President and Secretary       Vice President

Investment Advisor and Administrator

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

(C)2003 UBS Global Asset Management (US) Inc. All rights reserved.

[LOGO] UBS Global Asset Management (US) Inc.
       51 West 52nd Street
       New York, NY 10019-6114